ANNUAL REPORT
OCTOBER 31, 2002

Prudential
Tax-Managed Small-Cap Fund, Inc.

FUND TYPE
Small-capitalization stock

OBJECTIVE
Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

(LOGO) Prudential Financial

Prudential Tax-Managed Small-Cap Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Tax-Managed Small-Cap Fund's (the Fund) investment objective is long-term capital appreciation. The Fund seeks long-term capital growth by using quantitative investment techniques to buy primarily the stocks of U.S. companies with market capitalizations like those of the Standard & Poor's SmallCap 600 Stock Price Index (S&P SmallCap 600 Index). The Fund also seeks to minimize taxable distributions. The investment adviser's computer-aided portfolio construction is designed to help improve the risk/reward profile of our holdings. Smaller-company stocks historically have performed differently from stocks of large companies and can help diversify a stock portfolio. Smaller-company stocks may have limited marketability, and may be subject to more abrupt or erratic movements than stocks of larger companies. There can be no assurance that the Fund will achieve its investment objective.

Sector Composition

     % of the     % of the
     Fund's      S&P 600
     Equity      SmallCap
     Assets*     Index*

     21.8%       20.6%      Consumer Discretionary
     20.1        19.9       Industrials
     14.1        14.0       Information Technology
     13.3        13.8       Financials
     13.0        13.1       Healthcare
      5.8         6.1       Energy
      4.3         3.5       Consumer Staples
      3.7         4.5       Materials
      3.6         4.3       Utilities
      0.3         0.2       Telecommunication Svcs.

Sector composition is subject
to change.
*As of 10/31/02.

Five Largest Holdings

     % of the     % of the
     Fund's      S&P 600
     Equity      SmallCap
     Assets*     Index*

     1.0%        0.8%          NVR, Inc.
                               Household Durables
     1.0         0.3           Waste Connections, Inc.
                               Commercial Services & Supplies
     0.9         0.6           Fair Isaac & Co., Inc.
                               Software
     0.8         0.3           Mentor Corp.
                               Healthcare Equipment & Supplies
     0.8         0.5           Mid Atlantic Medical Services, Inc.
                               Healthcare Providers & Services

Holdings are subject to change.
*As of 10/31/02.

                                  www.prudential.com  (800) 225-1852

Annual Report     October 31, 2002

Cumulative Total Returns(1)     As of 10/31/02

                       One Year     Since Inception2
Class A                 -1.60%          -6.38%
Class B                 -2.31           -9.90
Class C                 -2.31           -9.90
Class Z                 -1.27           -5.24
S&P SmallCap  600
 Index(3)               -3.78           12.38
Lipper Small-Cap
 Core Funds Avg.(4)     -9.17           15.76


Average Annual Total Returns(1)     As of 9/30/02

                                               One Year     Since Inception(2)
Class A                                         -5.00%           -2.92%
Class B                                         -5.76            -2.85
Class B--Return After Taxes on Distribution     -5.76            -2.98
Class B--Return After Taxes on Distribution
          and Sale of Fund Shares               -3.54            -2.32
Class C                                         -2.78            -2.86
Class Z                                          0.33            -1.64

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. (1)Source:
Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future. (2)Inception date: Class A, B, C, and Z, 11/10/97. (3)The S&P SmallCap 600 Index is an unmanaged, market capitalization-weighted index comprising 600 domestic stocks chosen for market size, liquidity, and industry group representation. (4)The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year and since inception periods in the Lipper Small-Cap Core Funds category. Funds in the Lipper Small-Cap Core
Funds Average invest at least 75% of their equity assets in companies with market capitalizations less than 250% of the dollar-weighted median market capitalization of the S&P SmallCap 600 Index, have wide latitude in the companies in which they invest, and have price/earnings ratio, price-to-book ratio, and three-year earnings growth figure. Investors cannot invest directly in an index. The returns for the S&P SmallCap 600 Index and Lipper Average would be lower if they included the effect of sales charges, operating expenses, or taxes.

(LOGO) Prudential Financial            December 10, 2002

DEAR SHAREHOLDER,
The 12-month period ended October 31, 2002 was disappointing for stock investors. At the beginning of the period in the wake of the terrorist attacks, interest-rate reductions in the United States and Europe spurred hopes that the global economy would recover quickly. Signs of greater economic activity encouraged that optimism. Soon, however, a series of bankruptcies, indictments, earnings disappointments, conflicting economic signs, and the possibility of war with Iraq threw the stock markets into a steep and broadening decline.

Small-cap stocks substantially outperformed large caps during this period. The Prudential Tax-Managed Small-Cap Fund declined only modestly, and outperformed the S&P SmallCap 600 Index. In contrast, the Lipper Small-Cap Core Funds Average, a measure of the performance of the Fund's peers, had a significantly worse performance, trailing the Index by more than five percentage points. On the following pages, the Fund's adviser describes the strategies and risk controls that led to this strong relative performance.

The past two and a half years have been challenging for equity investors. We encourage you to talk with your financial professional about the impact of recent events on your investment plan. We appreciate your continued confidence in Prudential mutual funds through these trying times.

Sincerely,



David R. Odenath, Jr., President
Prudential Tax-Managed Small-Cap Fund, Inc.

Prudential Tax-Managed Small-Cap Fund, Inc.

Annual Report     October 31, 2002

INVESTMENT ADVISER'S REPORT

OUR QUANTITATIVE TAX-MANAGED INVESTMENT DISCIPLINE
Quantitative methods. We use quantitative methods to select individual securities, which means that we rate the attractiveness of a stock with a formula that includes its price, the company's earnings, earnings growth, and a number of other variables. We rely on objective data rather than judgments about companies' business prospects. Usually, stocks of both fast- and slow-growing companies (the latter are often called value stocks) are represented in our portfolio. We have found that no single group of selection criteria identifies winners and losers equally well within each style. Consequently, we apply different selection criteria to growth and value stocks.

Tax management. We try to reduce your tax liability while increasing the value of your investment. Changes in the market value of stocks in our portfolio affect our net asset value and our return, but have no tax consequences until the gain or loss is locked in by the sale of the shares. This is called "realizing" the gain or loss. We review our portfolio regularly for stocks that have fallen in value. When appropriate, we may sell some of these shares to realize capital losses and search for stocks with a similar risk profile to purchase as a substitute. We try to keep a tax-loss carry-forward, i.e., a net realized loss that can be used to offset the gains on winning stocks that we sell in the future.

ANALYSIS OF THE PERIOD'S RETURN
Although the Fund's return was negative, it was a strong relative performance. We try to keep the Fund's return within a range of about plus or minus two percentage points of the S&P SmallCap 600 Index. In this reporting period, we were at the high end of our target range--
2.18 percentage points above the Index.

Prudential Tax-Managed Small-Cap Fund, Inc.

Annual Report     October 31, 2002

During this period, the Fund had a slight overweighting of relatively inexpensive stocks--those with low price to earnings ratios (P/E's). These stocks, on average, outperformed more expensive stocks. Investors became increasingly unwilling to pay a premium for growth potential when their confidence in future growth was shaken, so high P/E stocks fell farther than inexpensive stocks.

The Fund benefited from good stock selection, particularly in health services such as managed healthcare companies, including Accredo Health (+36%) and Coventry Health Care (+56%). We purchased these stocks when our model ranked them as attractive and sold them near the end of the period, locking in their gains.

Consumer-related stocks were among the best performing stocks over the past year, and the Fund's stock selection in this area was strong. The Fund gained from its emphasis on Corinthian Colleges (+107%), which provides technical training. Its selection of retail stocks added value, particularly the private-label clothing chain Chico's FAS (+123%), Pier 1 Imports (+73%), and the regional discount chain ShopKo Stores (+46%).

Stock selection in the transportation sector was also strong, particularly with trucking stocks such as Roadway (+48%) and Yellow (+45%).

Gains from these positive factors were partially offset by poor stock selection in the commercial services sector. Most of the underperformance in this sector was the result of overweighting one stock, Metro One Telecommunications (-85%). The company provides enhanced directory assistance to wireless telecommunications companies, and declined in concert with a general weakness in the price of telecommunications stocks.

                                  www.prudential.com  (800) 225-1852

TAX MANAGEMENT
Cumulative tax losses exceeded half of the Fund's net asset value at the end of this reporting period. The fact that the Fund is carrying forward a tax loss means that investors in the Fund are not buying into tax liabilities for past gains and may benefit in the future if the losses carried forward offset realized capital gains.

Prudential Tax-Managed Small-Cap Fund Management Team

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2002

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  100.2%
COMMON STOCKS
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY  21.8%
Auto & Truck  1.8%
       7,400   ArvinMeritor, Inc.                                     $      112,110
       5,000   Monaco Coach Corp.(a)                                          80,950
       5,900   Oshkosh Truck Corp.                                           336,005
      31,600   Pep Boys - Manny, Moe & Jack                                  366,560
       3,000   Thor Industries, Inc.                                         100,350
      19,900   Tower Automotive, Inc.(a)                                     105,470
       6,000   Winnebago Industries, Inc.                                    271,980
                                                                      --------------
                                                                           1,373,425
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure  4.0%
      12,750   Applebee's, Inc.                                              303,322
       5,700   Argosy Gaming Co.(a)                                          114,057
      28,900   Aztar Corp.(a)                                                390,439
       6,900   CEC Entertainment, Inc.(a)                                    191,820
      12,300   IHOP Corp.(a)                                                 281,547
      15,300   Jack In The Box, Inc.(a)                                      331,857
       3,800   Lone Star Steakhouse & Saloon, Inc.                            79,192
       5,200   O'Charley's, Inc.(a)                                          102,440
       8,100   P.F. Chang's China Bistro, Inc.(a)                            279,450
       2,100   Pinnacle Entertainment, Inc.(a)                                15,645
       2,400   Prime Hospitality Corp.(a)                                     19,392
       2,300   RARE Hospitality, Inc.(a)                                      61,364
      16,600   Ruby Tuesday, Inc.                                            289,670
      31,950   Ryan's Family Steak Houses, Inc.(a)                           327,807
       9,450   Sonic Corp.(a)                                                219,902
       1,700   The Steak n Shake Co.(a)                                       18,683
                                                                      --------------
                                                                           3,026,587
-------------------------------------------------------------------------------------
Household Durables  4.9%
       2,100   Bassett Furniture Industries, Inc.                             27,447
      10,000   Champion Enterprises, Inc.(a)                                  23,200
      11,300   Department 56, Inc.(a)                                        142,380

    6                                      See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      12,400   Fleetwood Enterprises, Inc.(a)                         $       69,440
       8,100   Harman International Industries, Inc.                         453,600
      12,200   Interface, Inc. (Class 'A' Stock)                              45,177
      12,000   La-Z-Boy, Inc.                                                285,600
       4,100   Libbey, Inc.                                                  115,661
       4,346   M.D.C. Holdings, Inc.                                         163,149
       2,200   NVR, Inc.(a)                                                  745,800
      14,400   Ryland Group, Inc.                                            599,040
      16,300   Standard Pacific Corp.                                        395,764
      12,600   Toll Brothers, Inc.(a)                                        258,048
       6,000   Toro Co.                                                      383,160
                                                                      --------------
                                                                           3,707,466
-------------------------------------------------------------------------------------
Leisure Equipment & Products  1.9%
      14,700   Action Performance Co., Inc.                                  303,408
      17,900   Arctic Cat, Inc.                                              252,927
       6,400   Polaris Industries, Inc.                                      403,136
      16,225   SCP Pool Corp.(a)                                             462,413
                                                                      --------------
                                                                           1,421,884
-------------------------------------------------------------------------------------
Media  0.2%
       4,300   ADVO, Inc.(a)                                                 130,462
-------------------------------------------------------------------------------------
Multiline Retail  0.8%
       5,267   99 Cents Only Stores(a)                                       142,472
      10,500   School Specialty, Inc.(a)                                     253,890
      19,700   ShopKo Stores, Inc.(a)                                        249,599
                                                                      --------------
                                                                             645,961
-------------------------------------------------------------------------------------
Specialty Retail  5.5%
      15,250   AnnTaylor Stores Corp.(a)                                     357,307
      11,000   Building Material Holdings Corp.(a)                           135,410
       3,700   Burlington Coat Factory Warehouse Corp.                        72,446
      20,400   Cato Corp. (Class 'A' Stock)                                  374,340
      32,550   Chico's FAS, Inc.(a)                                          628,215
      13,700   Christopher & Banks Corp.(a)                                  365,790
      29,900   Dress Barn, Inc.(a)                                           469,430
         600   Footstar, Inc.(a)                                               4,356

    See Notes to Financial Statements                                      7

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      16,800   Group 1 Automotive, Inc.(a)                            $      355,152
      11,000   Gymboree Corp.(a)                                             201,960
       7,200   Regis Corp.                                                   211,248
         725   REX Stores Corp.(a)                                             8,664
      12,100   Too, Inc.(a)                                                  306,130
      23,325   Wet Seal, Inc. (Class 'A' Stock)(a)                           271,503
      15,000   Zale Corp.(a)                                                 438,000
                                                                      --------------
                                                                           4,199,951
-------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods  2.7%
         900   Angelica Corp.                                                 21,015
      15,700   Brown Shoe Co., Inc.                                          303,795
      15,200   Fossil, Inc.(a)                                               298,072
       8,700   K-Swiss, Inc. (Class 'A' Stock)                               222,981
      13,200   Kellwood Co.                                                  308,220
       5,800   Nautica Enterprises, Inc.(a)                                   64,960
       8,900   OshKosh B'Gosh, Inc. (Class 'A' Stock)                        265,220
       3,200   Phillips-Van Heusen Corp.                                      43,264
      21,600   Russell Corp.                                                 335,664
      10,900   Wellman, Inc.                                                 110,090
       5,500   Wolverine World Wide, Inc.                                     88,605
                                                                      --------------
                                                                           2,061,886
-------------------------------------------------------------------------------------
CONSUMER STAPLES  4.3%
Beverages  0.1%
       3,600   Constellation Brands, Inc. (Class 'A' Stock)(a)                91,188
-------------------------------------------------------------------------------------
Food & Drug Retailing  1.4%
       6,400   Casey's General Stores, Inc.                                   74,880
       9,600   Fleming Cos., Inc.                                             61,824
      12,100   Great Atlantic & Pacific Tea Co., Inc.(a)                      68,849
      10,400   Nash-Finch Co.                                                128,232
       8,200   Performance Food Group Co.(a)                                 304,958
       4,500   United Natural Foods, Inc.(a)                                 109,350
       5,600   Whole Foods Market, Inc.(a)                                   261,263
       3,100   Winn-Dixie Stores, Inc.                                        46,562
                                                                      --------------
                                                                           1,055,918

    8                                      See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Food Products  2.0%
         500   American Italian Pasta Co. (Class 'A' Stock)(a)        $       17,225
      18,100   Corn Products International, Inc.                             533,407
       5,000   Delta & Pine Land Co.                                          95,850
      10,700   International Multifoods Corp.(a)                             208,115
       3,200   J & J Snack Foods Corp.(a)                                    118,400
      17,300   Ralcorp Holdings, Inc.(a)                                     391,153
         900   Sensient Technologies Corp.                                    21,915
       1,200   Smithfield Foods, Inc.(a)                                      18,648
       7,619   Tyson Foods, Inc. (Class 'A' Stock)                            84,342
                                                                      --------------
                                                                           1,489,055
-------------------------------------------------------------------------------------
Household Products  0.3%
       8,900   WD-40 Co.                                                     255,430
-------------------------------------------------------------------------------------
Personal Products  0.5%
      24,300   NBTY, Inc.(a)                                                 377,865
-------------------------------------------------------------------------------------
ENERGY  5.8%
Energy Equipment Services  1.6%
         700   Atwood Oceanics, Inc.(a)                                       20,860
       1,700   Cal Dive International, Inc.(a)                                37,349
       4,500   Cimarex Energy Co.(a)                                          71,550
       3,200   Hydril Co.(a)                                                  86,560
      18,500   Oceaneering International, Inc.(a)                            512,450
       4,300   SEACOR SMIT, Inc.(a)                                          176,730
       9,200   TETRA Technologies, Inc.(a)                                   191,820
       8,200   Veritas DGC, Inc.(a)                                           72,160
                                                                      --------------
                                                                           1,169,479
-------------------------------------------------------------------------------------
Oil & Gas  4.2%
         700   Ashland, Inc.                                                  18,375
         200   ConocoPhillips                                                  9,700
       6,700   Evergreen Resources, Inc.(a)                                  275,571
       5,700   Frontier Oil Corp.                                             85,557
       6,259   Howell Corp.                                                  129,561
      15,800   Newfield Exploration Co.(a)                                   552,842
      18,100   Nuevo Energy Co.(a)                                           246,160

    See Notes to Financial Statements                                      9

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      20,150   Patina Oil & Gas Corp.                                 $      587,372
       5,900   Plains Resources, Inc.(a)                                     131,688
       6,600   Pogo Producing Co.                                            237,930
         400   Prima Energy Corp.(a)                                           9,304
       8,000   Stone Energy Corp.(a)                                         257,280
       4,800   Swift Energy Co.(a)                                            34,560
       1,500   Unit Corp.(a)                                                  28,950
       5,000   Valero Energy Corp.                                           176,050
      12,700   Vintage Petroleum, Inc.                                       121,920
      13,050   XTO Energy, Inc.                                              313,853
                                                                      --------------
                                                                           3,216,673
-------------------------------------------------------------------------------------
FINANCIALS  13.3%
Banking  8.3%
      10,400   Astoria Financial Corp.                                       272,272
       1,000   Banknorth Group, Inc.                                          23,170
       2,900   Commerce Bancorp, Inc.                                        133,139
      17,600   Commercial Federal Corp.                                      409,200
      12,900   Community First Bankshares, Inc.                              353,589
      11,700   Cullen/Frost Bankers, Inc.                                    405,171
      19,200   Dime Community Bancshares, Inc.                               403,200
       5,200   East West Bancorp, Inc.                                       179,400
       2,400   First BanCorp.                                                 60,072
      16,350   First Midwest Bancorp, Inc.                                   454,366
         600   First Republic Bank(a)                                         12,150
       4,400   GBC Bancorp                                                    89,320
      12,100   Hudson United Bancorp                                         368,445
       9,300   MAF Bancorp, Inc.                                             302,157
      14,200   New York Community Bancorp, Inc.                              412,368
      13,190   Provident Bankshares Corp.                                    298,107
       8,900   Riggs National Corp.                                          141,065
       9,200   Southwest Bancorporation of Texas, Inc.(a)                    259,900
      16,300   Staten Island Bancorp, Inc.                                   301,224
      14,550   Sterling Bancshares, Inc.                                     178,529
         900   Susquehanna Bancshares, Inc.                                   19,080
       9,100   UCBH Holdings, Inc.                                           381,199
       7,000   United Bankshares, Inc.                                       211,540

    10                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      21,016   Washington Federal, Inc.                               $      518,255
       3,300   Whitney Holding Corp.                                         112,068
                                                                      --------------
                                                                           6,298,986
-------------------------------------------------------------------------------------
Financial Services  1.5%
      13,200   Downey Financial Corp.                                        510,840
         700   Financial Federal Corp.(a)                                     19,614
       6,900   FirstFed Financial Corp.(a)                                   186,990
         700   MGIC Investment Corp.                                          29,372
         800   NCO Group, Inc.(a)                                             10,984
      13,533   SWS Group, Inc.                                               175,252
       2,233   Westwood Holdings Group, Inc.                                  30,592
      23,100   World Acceptance Corp.(a)                                     206,976
                                                                      --------------
                                                                           1,170,620
-------------------------------------------------------------------------------------
Insurance  2.8%
       1,600   American Financial Group, Inc.                                 37,088
       4,006   Delphi Financial Group, Inc. (Class 'A' Stock)                155,233
       3,025   Fidelity National Financial, Inc.                              91,355
      20,900   First American Corp.                                          427,405
      11,600   Hilb, Rogal & Hamilton Co.                                    475,600
      14,600   LandAmerica Financial Group, Inc.                             518,300
         300   Presidential Life Corp.                                         3,690
         300   Radian Group, Inc.                                             10,581
       8,200   Selective Insurance Group, Inc.                               183,680
       8,200   Stewart Information Services Corp.(a)                         170,150
         900   Torchmark Corp.                                                32,220
       1,200   Travelers Property Casualty Corp. (Class 'B'
                Stock)(a)                                                     16,224
       9,200   Trenwick Group Ltd. (Bermuda)                                  26,496
                                                                      --------------
                                                                           2,148,022
-------------------------------------------------------------------------------------
Real Estate Investment Trusts  0.7%
         600   Colonial Properties Trust                                      19,836
      10,200   Glenborough Realty Trust, Inc.                                186,150
      14,100   Kilroy Realty Corp.                                           303,432
         500   Shurgard Storage Centers, Inc. (Class 'A' Stock)               15,100
                                                                      --------------
                                                                             524,518

    See Notes to Financial Statements                                     11

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
HEALTHCARE  13.1%
Biotechnology  2.1%
       8,300   Bio-Technology General Corp.(a)                        $       26,311
      11,600   Cephalon, Inc.(a)                                             583,132
      13,543   Enzo Biochem, Inc.(a)                                         197,186
       6,600   IDEXX Laboratories, Inc.(a)                                   227,700
       1,000   Regeneron Pharmaceuticals, Inc.(a)                             15,130
      16,300   Techne Corp.(a)                                               537,900
                                                                      --------------
                                                                           1,587,359
-------------------------------------------------------------------------------------
Healthcare Equipment & Supplies  5.1%
       9,000   ArthroCare Corp.(a)                                            98,010
         200   Becton, Dickinson & Co.                                         5,902
      12,600   Biosite, Inc.(a)                                              363,888
       1,900   CONMED Corp.(a)                                                37,202
       4,900   Datascope Corp.                                               121,623
       8,400   Diagnostic Products Corp.                                     346,500
      12,000   INAMED Corp.(a)                                               319,920
      13,100   Invacare Corp.                                                413,960
      17,000   Mentor Corp.                                                  644,300
      14,300   Noven Pharmaceuticals, Inc.(a)                                183,183
       3,300   PolyMedica Corp.(a)                                            92,763
      19,300   Respironics, Inc.(a)                                          616,442
      11,400   Sola International, Inc.(a)                                   142,386
         500   STERIS Corp.(a)                                                13,265
       1,100   SurModics, Inc.(a)                                             37,642
      15,900   Sybron Dental Specialties, Inc.(a)                            229,755
       7,100   Theragenics Corp.(a)                                           30,672
       4,200   Vital Signs, Inc.                                             131,250
                                                                      --------------
                                                                           3,828,663
-------------------------------------------------------------------------------------
Healthcare Providers & Services  5.2%
      11,400   AdvancePCS(a)                                                 286,140
         300   AmSurg Corp.(a)                                                 8,358
      10,700   Coventry Health Care, Inc.(a)                                 358,022
       2,000   Express Scripts, Inc. (Class 'A' Stock)(a)                    108,360
       9,800   Hooper Holmes, Inc.                                            65,170

    12                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       1,000   IMPATH, Inc.(a)                                        $       16,051
         200   Manor Care, Inc.(a)                                             3,954
      17,300   Mid Atlantic Medical Services, Inc.(a)                        629,720
      11,900   Orthodontic Centers of America, Inc.(a)                       113,526
       9,700   Owens & Minor, Inc.                                           142,784
       4,400   PacifiCare Health Systems, Inc.(a)                            130,064
       3,200   PAREXEL International Corp.(a)                                 38,435
      10,900   Pharmaceutical Product Development, Inc.(a)                   298,660
      25,700   Priority Healthcare Corp. (Class 'B' Stock)(a)                624,253
         900   Province Healthcare Co.(a)                                     11,745
       1,100   RehabCare Group, Inc.(a)                                       23,133
       2,700   Renal Care Group, Inc.(a)                                      85,455
       6,700   Sierra Health Services, Inc.(a)                                84,353
      13,500   Sunrise Assisted Living, Inc.(a)                              280,800
         400   UnitedHealth Group, Inc.                                       36,380
       5,800   Universal Health Services, Inc. (Class 'B' Stock)(a)          281,184
      41,600   US Oncology, Inc.(a)                                          333,216
                                                                      --------------
                                                                           3,959,763
-------------------------------------------------------------------------------------
Pharmaceuticals  0.7%
       5,400   Alpharma, Inc. (Class 'A' Stock)                               51,192
       9,200   Medicis Pharmaceutical Corp. (Class 'A' Stock)(a)             422,280
       8,900   MGI Pharma, Inc.(a)                                            66,839
                                                                      --------------
                                                                             540,311
-------------------------------------------------------------------------------------
INDUSTRIALS  20.1%
Aerospace/Defense  1.7%
       3,087   Alliant Techsystems, Inc.(a)                                  185,683
       8,500   BE Aerospace, Inc.(a)                                          26,010
         700   Curtiss-Wright Corp.                                           43,281
       1,200   Engineered Support Systems, Inc.                               58,716
      11,100   GenCorp, Inc.                                                  90,798
      12,200   Goodrich Corp.                                                184,220
       2,900   Honeywell International, Inc.                                  69,426
       5,300   Kaman Corp. (Class 'A' Stock)                                  59,254
      16,600   Mercury Computer Systems, Inc.(a)                             500,507
       1,600   Precision Castparts Corp.                                      31,056
       1,300   Triumph Group, Inc.(a)                                         32,006
                                                                      --------------
                                                                           1,280,957

    See Notes to Financial Statements                                     13

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Building Products  1.7%
      11,400   Apogee Enterprises, Inc.                               $      134,862
      17,200   ElkCorp                                                       271,072
       5,390   Griffon Corp.(a)                                               62,254
      27,000   Lennox International, Inc.                                    349,380
       2,800   Simpson Manufacturing Co., Inc.(a)                             98,840
      12,900   Universal Forest Products, Inc.                               230,523
       7,600   Watsco, Inc.                                                  121,600
                                                                      --------------
                                                                           1,268,531
-------------------------------------------------------------------------------------
Commercial Services & Supplies  7.3%
      12,400   ABM Industries, Inc.                                          182,156
       4,500   Administaff, Inc.(a)                                           27,360
       6,000   Bowne & Co., Inc.                                              60,000
       4,300   CDI Corp.(a)                                                  114,337
       6,500   Central Parking Corp.                                         150,995
       3,100   Checkpoint Systems, Inc.(a)                                    31,310
         200   Chemed Corp.                                                    7,050
       4,800   Consolidated Graphics, Inc.(a)                                 81,360
       7,500   Corinthian Colleges, Inc.(a)                                  284,850
      27,200   eFunds Corp.(a)                                               239,904
      10,300   FactSet Research Systems, Inc.                                281,705
       8,100   G & K Services, Inc. (Class 'A' Stock)                        260,180
       5,300   Global Payments, Inc.                                         149,725
       4,600   Hall, Kinion & Associates, Inc.(a)                             27,508
         200   Heidrick & Struggles International, Inc.(a)                     2,488
       1,200   Imagistics International, Inc.(a)                              22,332
      15,100   ITT Educational Services, Inc.(a)                             329,935
      12,500   John H. Harland Co.                                           239,375
      20,700   Kroll, Inc.(a)                                                403,236
       2,600   MAXIMUS, Inc.(a)                                               52,988
      15,100   MemberWorks, Inc.(a)                                          261,834
       2,800   Mobile Mini, Inc.(a)                                           40,600
         550   National Service Industries, Inc.                               3,504
      14,000   NDC Health Corp.                                              247,100
         600   New England Business Service, Inc.                             13,512
      15,500   Pegasus Solutions, Inc.(a)                                    168,950

    14                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       3,100   Plexus Corp.(a)                                        $       33,263
      17,500   Pre-Paid Legal Services, Inc.(a)                              377,300
      13,000   PRG-Schultz International, Inc.(a)                            121,316
       4,400   SOURCECORP, Inc.(a)                                           100,892
         900   StarTek, Inc.(a)                                               21,717
       5,500   Sylvan Learning Systems, Inc.(a)                               83,985
       2,000   Tetra Tech, Inc.(a)                                            17,760
       1,400   The Standard Register Co.                                      32,466
       9,600   United Stationers, Inc.(a)                                    285,408
       2,500   Volt Information Sciences, Inc.(a)                             33,375
      20,000   Waste Connections, Inc.(a)                                    731,600
                                                                      --------------
                                                                           5,523,376
-------------------------------------------------------------------------------------
Construction & Engineering  0.8%
       3,200   Butler Manufacturing Co.                                       64,736
       6,700   Insituform Technologies, Inc. (Class 'A' Stock)(a)            106,597
      29,400   Shaw Group, Inc.(a)                                           439,824
                                                                      --------------
                                                                             611,157
-------------------------------------------------------------------------------------
Electrical Equipment  2.2%
      18,250   A.O. Smith Corp.                                              400,770
       9,700   Acuity Brands, Inc.                                           116,303
       9,200   Artesyn Technologies, Inc.(a)                                  16,376
      17,000   Belden, Inc.                                                  235,450
       7,300   Brady Corp. (Class 'A' Stock)                                 240,827
       7,800   C&D Technologies                                              124,410
         400   Cooper Industries, Ltd. (Bermuda) (Class 'A' Stock)            12,596
         300   Energizer Holdings, Inc.(a)                                     8,952
      23,000   Paxar Corp.(a)                                                331,660
       6,700   Woodward Governor Co.                                         254,801
                                                                      --------------
                                                                           1,742,145
-------------------------------------------------------------------------------------
Industrial Conglomerates
       1,700   Lydall, Inc.(a)                                                19,380

    See Notes to Financial Statements                                     15

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Machinery  3.4%
       2,200   Barnes Group, Inc.                                     $       46,860
       6,400   Briggs & Stratton Corp.                                       246,080
       4,400   CLARCOR, Inc.                                                 136,004
       1,100   CUNO, Inc.(a)                                                  34,188
      15,800   Esterline Technologies Corp.(a)                               286,770
         800   Gardner Denver, Inc.(a)                                        11,976
      12,600   Graco, Inc.                                                   344,610
       7,000   IDEX Corp.                                                    210,280
       8,000   JLG Industries, Inc.                                           63,600
         400   Kaydon Corp.                                                    7,988
         200   Lindsay Manufacturing Co.                                       4,814
      14,700   Manitowoc Co., Inc.                                           346,773
       8,100   Milacron, Inc.                                                 46,170
       6,900   Mueller Industries, Inc.(a)                                   184,575
       3,000   Pentair, Inc.                                                  99,120
         200   Regal-Beloit Corp.                                              3,516
       8,050   Reliance Steel & Aluminum Co.                                 168,647
       5,000   SPS Technologies, Inc.(a)                                     121,500
       1,100   Tecumseh Products Co. (Class 'A' Stock)                        49,896
       1,900   Thomas Industries, Inc.                                        54,701
         500   Timken Co.                                                      9,110
       2,400   Valmont Industries, Inc.                                       60,480
       2,500   Watts Industries, Inc. (Class 'A' Stock)                       41,175
                                                                      --------------
                                                                           2,578,833
-------------------------------------------------------------------------------------
Transportation  3.0%
       3,200   Arkansas Best Corp.(a)                                         95,840
      31,700   Atlantic Coast Airlines Holdings, Inc.(a)                     418,440
       2,800   J.B. Hunt Transport Services, Inc.(a)                          77,532
       8,600   Landstar Systems, Inc.(a)                                     419,164
       7,800   Mesa Air Group, Inc.(a)                                        42,978
       3,900   Midwest Express Holdings, Inc.(a)                              25,506
       5,200   Offshore Logistics, Inc.(a)                                   111,644
      10,700   Roadway Corp.                                                 428,749
       5,250   SCS Transportation, Inc.(a)                                    47,775
      14,600   USFreightways Corp.                                           410,260
       1,466   Werner Enterprises, Inc.                                       29,980
       5,500   Yellow Corp.(a)                                               152,295
                                                                      --------------
                                                                           2,260,163

    16                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY  14.2%
Communications Equipment  1.1%
      26,100   Adaptec, Inc.(a)                                       $      155,556
       7,200   Audiovox Corp. (Class 'A' Stock)(a)                            57,384
         900   Avocent Corp.(a)                                               18,000
         100   Bel Fuse, Inc. (Class 'B' Stock)                                1,899
       9,500   Cable Design Technologies Corp.(a)                             46,550
       2,500   Digi International, Inc.(a)                                     5,075
      19,000   Inter-Tel, Inc.                                               513,570
       5,400   PC-Tel, Inc.(a)                                                36,720
                                                                      --------------
                                                                             834,754
-------------------------------------------------------------------------------------
Computers & Peripherals  1.2%
      14,000   Avid Technology, Inc.(a)                                      197,260
       7,800   Hutchinson Technology, Inc.(a)                                162,162
         200   Imation Corp.(a)                                                8,184
      45,600   Pinnacle Systems, Inc.(a)                                     542,184
       6,100   Rainbow Technologies, Inc.(a)                                  37,210
                                                                      --------------
                                                                             947,000
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  4.1%
      14,000   Anixter International, Inc.(a)                                322,980
       9,300   BEI Technologies, Inc.                                        102,207
      20,000   Benchmark Electronics, Inc.(a)                                445,200
      11,900   Cohu, Inc.                                                    187,782
      23,700   DSP Group, Inc.(a)                                            338,934
      13,456   Intermagnetics General Corp.(a)                               256,741
       8,300   Itron, Inc.(a)                                                181,687
      25,700   Methode Electronics, Inc. (Class 'A' Stock)                   236,183
      13,100   Park Electrochemical Corp.                                    236,455
       9,500   Pioneer-Standard Electronics, Inc.                             66,500
       6,600   Planar Systems, Inc.(a)                                       121,374
         300   Rogers Corp.(a)                                                 7,494
       2,600   Roper Industries, Inc.                                        100,360
       6,900   Technitrol, Inc.                                              100,947
       3,600   Teledyne Technologies, Inc.(a)                                 52,020
      20,600   Trimble Navigation Ltd.(a)                                    269,839
       9,200   X-Rite, Inc.                                                   72,864
                                                                      --------------
                                                                           3,099,567

    See Notes to Financial Statements                                     17

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
IT Consulting & Services  0.3%
      13,300   American Management Systems, Inc.(a)                   $      159,866
       1,100   CACI International, Inc. (Class 'A' Stock)(a)                  45,001
       6,800   Carreker Corp.(a)                                              44,601
         500   Sykes Enterprises, Inc.(a)                                      1,660
                                                                      --------------
                                                                             251,128
-------------------------------------------------------------------------------------
Office Electronics  0.6%
       6,800   Zebra Technologies Corp. (Class 'A' Stock)(a)                 418,336
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  2.3%
      14,200   DuPont Photomasks, Inc.(a)                                    296,638
      15,000   ESS Technology, Inc.(a)                                        81,750
      24,100   Exar Corp.(a)                                                 303,660
         500   Fairchild Semiconductor Int'l. (Class 'A' Stock)(a)             5,950
      16,600   Kopin Corp.(a)                                                 61,586
      11,800   Kulicke & Soffa Industries, Inc.(a)                            44,250
       5,100   Pericom Semiconductor Corp.(a)                                 43,855
      23,600   Photronics, Inc.(a)                                           286,504
      14,300   Power Integrations, Inc.(a)                                   252,252
       6,400   QLogic Corp.(a)                                               222,464
       6,000   Standard Microsystems Corp.(a)                                115,020
       3,950   Three-Five Systems, Inc.(a)                                    22,515
                                                                      --------------
                                                                           1,736,444
-------------------------------------------------------------------------------------
Software  4.6%
       1,800   ANSYS, Inc.(a)                                                 35,280
      14,900   BARRA, Inc.(a)                                                534,761
      11,000   Catapult Communications Corp.(a)                              142,340
      13,700   Cerner Corp.(a)                                               487,857
       1,500   Concord Communications, Inc.(a)                                10,965
      17,525   Fair Issac & Co., Inc.                                        674,187
      21,200   FileNET Corp.(a)                                              230,020
       3,500   Gerber Scientific, Inc.(a)                                     13,475
       9,600   Kronos, Inc.(a)                                               344,544
       1,700   McDATA Corp. (Class 'A' Stock)(a)                              11,186
      12,500   MRO Software, Inc.(a)                                          90,750
       6,300   Phoenix Technologies Ltd.(a)                                   35,028
       5,200   Radiant Systems, Inc.(a)                                       56,264

    18                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       5,100   RadiSys Corp.(a)                                       $       34,119
       4,700   Roxio, Inc.(a)                                                 14,386
       3,300   SPSS, Inc.(a)                                                  35,046
         500   Symantec Corp.(a)                                              20,000
       2,700   Systems & Computer Technology Corp.(a)                         25,434
      11,300   Take-Two Interactive Software, Inc.(a)                        291,314
       6,200   TALX Corp.                                                     83,080
      13,200   THQ, Inc.(a)                                                  190,872
      11,500   Verity, Inc.(a)                                               103,730
                                                                      --------------
                                                                           3,464,638
-------------------------------------------------------------------------------------
MATERIALS  3.7%
Chemicals  1.1%
       4,700   Arch Chemicals, Inc.                                           87,843
       4,200   Cambrex Corp.                                                 116,928
       5,100   FMC Corp.(a)                                                  156,009
       7,100   Hercules, Inc.(a)                                              68,160
       5,300   MacDermid, Inc.                                               106,424
      12,400   OM Group, Inc.                                                 80,476
       4,800   Omnova Solutions, Inc.(a)                                      19,152
      13,700   PolyOne Corp.                                                 109,600
       1,400   Quaker Chemical Corp.                                          30,030
       1,300   Scotts Co. (Class 'A' Stock)(a)                                61,880
                                                                      --------------
                                                                             836,502
-------------------------------------------------------------------------------------
Construction Materials  0.2%
       6,900   Texas Industries, Inc.                                        167,325
-------------------------------------------------------------------------------------
Containers & Packaging  0.4%
       6,200   AptarGroup, Inc.                                              173,166
       5,900   Chesapeake Corp.                                               90,270
       2,900   Longview Fibre Co.                                             19,720
                                                                      --------------
                                                                             283,156
-------------------------------------------------------------------------------------
Metals & Mining  1.8%
      11,700   Cleveland-Cliffs, Inc.                                        236,340
      17,600   Commercial Metals Co.                                         286,704
         300   Commonwealth Industries, Inc.                                   1,851
       7,400   Massey Energy Co.                                              56,610
       3,400   Quanex Corp.                                                  120,836

    See Notes to Financial Statements                                     19

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       1,000   RTI International Metals, Inc.(a)                      $       10,350
       1,700   Ryerson Tull, Inc.                                             11,900
      41,100   Steel Dynamics, Inc.(a)                                       535,533
       4,600   Steel Technologies, Inc.                                      100,418
       1,400   United States Steel Corp.                                      17,990
                                                                      --------------
                                                                           1,378,532
-------------------------------------------------------------------------------------
Paper & Forest Products  0.2%
      11,100   Buckeye Technologies, Inc.(a)                                  69,264
         600   Georgia-Pacific Corp.                                           7,320
       6,600   Pope & Talbot, Inc.                                            77,748
                                                                      --------------
                                                                             154,332
-------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES  0.3%
Telecommunications  0.3%
      11,500   Boston Communications Group, Inc.(a)                          148,580
         900   CenturyTel, Inc.                                               25,497
       3,200   General Communication, Inc. (Class 'A' Stock)(a)               14,848
      14,750   Metro One Telecommunications, Inc.(a)                          66,213
                                                                      --------------
                                                                             255,138
-------------------------------------------------------------------------------------
UTILITIES  3.6%
Electric Utilities  0.7%
         100   Allegheny Energy, Inc.                                            570
         700   American Electric Power Company, Inc.                          17,948
         600   Central Vermont Public Service Corp.                           10,752
       7,100   Cleco Corp.                                                    99,045
         200   FirstEnergy Corp.                                               6,490
       4,800   PNM Resources, Inc.                                           105,840
       3,400   UIL Holding Corp.                                             102,680
      10,400   Unisource Energy Corp.                                        172,224
                                                                      --------------
                                                                             515,549
-------------------------------------------------------------------------------------
Gas Utilities  2.0%
       3,100   AGL Resources, Inc.                                            72,850
       3,100   Atmos Energy Corp.                                             68,200
      15,100   Energen Corp.                                                 421,290
       3,600   Nicor, Inc.                                                   111,744
       2,800   NiSource, Inc.                                                 46,256

    20                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       1,900   Northwest Natural Gas Co.                              $       56,962
       7,900   NUI Corp.                                                      98,276
       1,100   Piedmont Natural Gas Co., Inc.                                 39,336
       7,100   Southwest Gas Corp.                                           159,608
      11,800   UGI Corp.                                                     457,722
                                                                      --------------
                                                                           1,532,244
-------------------------------------------------------------------------------------
Multi-Utilities & Unregulated Power  0.7%
      21,100   Avista Corp.                                                  217,330
      27,900   NorthWestern Corp.                                            237,150
       7,425   Southern Union Co.(a)                                          91,624
                                                                      --------------
                                                                             546,104
-------------------------------------------------------------------------------------
Water Utilities  0.2%
       4,600   American States Water Co.                                     123,280
         700   Philadelphia Suburban Corp.                                    15,043
                                                                      --------------
                                                                             138,323
                                                                      --------------
               Total long-term investments (cost $73,116,529)             76,125,086
                                                                      --------------
SHORT-TERM INVESTMENTS  0.4%
MUTUAL FUND
     313,655   Prudential Core Investment Fund-
                Taxable Money Market Series
                (cost $313,655; Note 3)                                      313,655
                                                                      --------------
               Total Investments  100.6%
                (cost $73,430,184; Note 5)                                76,438,741
               Liabilities in excess of other assets  (0.6%)                (482,907)
                                                                      --------------
               Net Assets  100%                                       $   75,955,834
                                                                      --------------
                                                                      --------------

------------------------------
(a) Non-income producing securities.

    See Notes to Financial Statements                                     21

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Statement of Assets and Liabilities

                                                                  October 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $73,430,184)                            $ 76,438,741
Cash                                                                       8,228
Receivable for Fund shares sold                                           41,302
Dividends and interest receivable                                         30,437
Deferred expenses                                                          1,781
                                                                  ----------------
      Total assets                                                    76,520,489
                                                                  ----------------
LIABILITIES
Accrued expenses                                                         363,711
Payable for Fund shares reacquired                                       114,517
Distribution fees payable                                                 48,909
Management fee payable                                                    37,518
                                                                  ----------------
      Total liabilities                                                  564,655
                                                                  ----------------
NET ASSETS                                                          $ 75,955,834
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                             $      8,471
   Paid-in capital in excess of par                                  118,967,012
                                                                  ----------------
                                                                     118,975,483
   Accumulated net realized loss on investments                      (46,028,206)
   Net unrealized appreciation on investments                          3,008,557
                                                                  ----------------
Net assets, October 31, 2002                                        $ 75,955,834
                                                                  ----------------
                                                                  ----------------

    22                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($19,706,725 / 2,139,576 shares of common stock issued
      and outstanding)                                                     $9.21
   Maximum sales charge (5% of offering price)                               .48
                                                                  ----------------
   Maximum offering price to public                                        $9.69
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, and offering price and redemption price per share ($47,214,872 / 5,322,090 shares of common stock
      issued and outstanding)                                              $8.87
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($7,355,172 / 829,078 shares of common stock issued and
      outstanding)                                                         $8.87
   Sales charge (1% of offering price)                                       .09
                                                                  ----------------
   Offering price to public                                                $8.96
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($1,679,065 / 180,118 shares of common stock issued and
      outstanding)                                                         $9.32
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     23

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Statement of Operations

                                                                       Year
                                                                      Ended
                                                                 October 31, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
Income
   Dividends (net of foreign withholding taxes of $48)             $    662,792
   Interest                                                               9,809
                                                                 ----------------
      Total income                                                      672,601
                                                                 ----------------
Expenses
   Management fee                                                       541,915
   Distribution fee--Class A                                             58,249
   Distribution fee--Class B                                            568,764
   Distribution fee--Class C                                             80,657
   Custodian's fees and expenses                                        100,000
   Transfer agent's fees and expenses                                   158,000
   Reports to shareholders                                               50,000
   Amortization of deferred organizational expenses                      31,248
   Audit fee                                                             27,000
   Legal fees and expenses                                               20,000
   Registration fees                                                     19,000
   Directors' fees                                                       13,000
   Miscellaneous                                                          2,969
                                                                 ----------------
      Total expenses                                                  1,670,802
                                                                 ----------------
Net investment loss                                                    (998,201)
                                                                 ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
   Investment transactions                                            1,871,503
   Financial futures contracts                                           98,766
                                                                 ----------------
                                                                      1,970,269
                                                                 ----------------
Net change in unrealized appreciation on:
   Investments                                                       (3,173,548)
   Financial futures contracts                                          (25,825)
                                                                 ----------------
                                                                     (3,199,373)
                                                                 ----------------
Net loss on investments                                              (1,229,104)
                                                                 ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (2,227,305)
                                                                 ----------------
                                                                 ----------------

    24                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Statement of Changes in Net Assets

                                                       Year Ended October 31,
                                                 -----------------------------------
                                                       2002               2001
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                             $   (998,201)      $ (1,244,116)
   Net realized gain on investments                   1,970,269          4,075,350
   Net change in unrealized appreciation on
      investments                                    (3,199,373)        (8,956,593)
                                                 ----------------   ----------------
   Net decrease in net assets resulting from
      operations                                     (2,227,305)        (6,125,359)
                                                 ----------------   ----------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                     19,618,611         12,965,231
   Cost of shares reacquired                        (23,319,898)       (21,992,852)
                                                 ----------------   ----------------
   Net decrease in net assets from Fund share
      transactions                                   (3,701,287)        (9,027,621)
                                                 ----------------   ----------------
Total decrease                                       (5,928,592)       (15,152,980)
NET ASSETS
Beginning of year                                    81,884,426         97,037,406
                                                 ----------------   ----------------
End of year                                        $ 75,955,834       $ 81,884,426
                                                 ----------------   ----------------
                                                 ----------------   ----------------

    See Notes to Financial Statements                                     25

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements

      Prudential Tax-Managed Small-Cap Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 4, 1997. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on August 1, 1997 to Prudential Investments LLC ('PI' or 'Manager'). Investment operations commenced on November 10, 1997.

      The Fund's investment objective is to seek long-term capital appreciation. It invests primarily in equity securities of small-cap U.S. companies.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ national market system (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investment Management, Inc. ('PIM' or 'Subadviser') to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and Subadviser, able to produce prices which are representative of market value. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee and Board of Directors in consultation with the Manager and Subadviser. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements Cont'd.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements Cont'd.

      Net investment income (loss), (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Distributions from net investment income
and net capital gains, if any, are made annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Deferred Organization Expenses:    Approximately $154,000 of expenses were
incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of 60 months from the date the Fund commenced investment operations.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to a subadvisory agreement between PI and PIM, PIM furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, PIM, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .60 of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements Cont'd.

under the Plans were .25%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the year ended October 31, 2002.

      PIMS has advised the Fund that it received approximately $33,300 and $21,000 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended October 31, 2002. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended October 31, 2002, it received approximately $104,300 and $2,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('The Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended October 31, 2002 the amounts of the commitment were as follows: $930 million from November 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the year ended October 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended October 31, 2002, the Fund incurred fees of approximately $131,900 for the services of PMFS. As of October 31, 2002, approximately $11,000 of such services were due to PMFS.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $25,800 in total networking fees, of which the amount paid to Prudential Securities, Inc., an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, was approximately $24,400 for the year ended October 31, 2002. As of October 31,

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements Cont'd.

2002, approximately $2,000 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended October 31, 2002, the Fund earned income of approximately $11,222 from the Fund by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2002 were $39,416,899 and $41,970,300, respectively.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principals, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par and undistributed net investment income (loss). For the year ended October 31, 2002, the adjustments were to decrease net investment loss by $998,201 and decrease paid-in-capital in excess of par by $998,201 due to a net operating loss. Net investment income, net realized gains and net assets were not affected by this change.

      As of October 31, 2002, the Fund had no undistributable earnings on a tax basis.

      The tax basis differs from the amount shown on the Statement of Assets and Liabilities due to wash sale loss deferrals. In addition, the the Fund had a capital loss carryforward for tax purposes of approximately $45,740,900 of which $38,042,200 expires in 2007 and $7,698,700 expires in 2008. During the year ended October 31, 2002, the Fund utilized approximately $1,271,800 of its prior year capital loss carryforward. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements Cont'd.

      The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of October 31, 2002 were as follows:

                                                                     Total Net
                                                                     Unrealized
   Tax Basis            Appreciation          Depreciation          Appreciation
----------------      ----------------      ----------------      ----------------
  $73,717,511           $13,948,225          $(11,226,995)           $2,721,230

      The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of common stock, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 500 million authorized shares. As of October 31, 2002, PI owned 2,500 shares each of Class A, Class B, Class C and Class Z shares.

      Transactions in shares of common stock were as follows:

Class A                                                        Shares          Amount
-----------------------------------------------------------  -----------    ------------
Year ended October 31, 2002:
Shares sold                                                      746,009    $  7,951,688
Shares reacquired                                               (851,110)     (8,585,991)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (105,101)       (634,303)
Shares issued upon conversion from Class B                        36,779         384,638
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                    (68,322)   $   (249,665)
                                                             -----------    ------------
                                                             -----------    ------------
Year ended October 31, 2001:
Shares sold                                                      660,545    $  6,414,006
Shares reacquired                                               (957,591)     (9,339,531)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (297,046)     (2,925,525)
Shares issued upon conversion from Class B                        25,263         252,994
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                   (271,783)   $ (2,672,531)
                                                             -----------    ------------
                                                             -----------    ------------

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements Cont'd.

Class B                                                        Shares          Amount
-----------------------------------------------------------  -----------    ------------
Year ended October 31, 2002:
Shares sold                                                      691,942    $  7,377,993
Shares reacquired                                             (1,137,937)    (11,375,730)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (445,995)     (3,997,737)
Shares reacquired upon conversion into Class A                   (38,067)       (384,638)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                   (484,062)   $ (4,382,375)
                                                             -----------    ------------
                                                             -----------    ------------
Year ended October 31, 2001:
Shares sold                                                      403,420    $  3,924,538
Shares reacquired                                             (1,056,686)    (10,150,677)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (653,266)     (6,226,139)
Shares reacquired upon conversion into Class A                   (25,907)       (252,994)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                   (679,173)   $ (6,479,133)
                                                             -----------    ------------
                                                             -----------    ------------
Class C
-----------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                      262,614    $  2,681,548
Shares reacquired                                               (184,325)     (1,804,685)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                     78,289    $    876,863
                                                             -----------    ------------
                                                             -----------    ------------
Year ended October 31, 2001:
Shares sold                                                      147,760    $  1,417,303
Shares reacquired                                               (195,585)     (1,914,753)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                    (47,825)   $   (497,450)
                                                             -----------    ------------
                                                             -----------    ------------
Class Z
-----------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                      148,819    $  1,607,382
Shares reacquired                                               (145,282)     (1,553,492)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                      3,537    $     53,890
                                                             -----------    ------------
                                                             -----------    ------------
Year ended October 31, 2001:
Shares sold                                                      121,599    $  1,209,384
Shares reacquired                                                (59,219)       (587,891)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                     62,380    $    621,493
                                                             -----------    ------------
                                                             -----------    ------------

                                                        ANNUAL REPORT
                                                        OCTOBER 31, 2002
            PRUDENTIAL
            TAX-MANAGED SMALL-CAP FUND, INC.
--------------------------------------------------------------------------------
                                                        FINANCIAL HIGHLIGHTS

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                               --------------------
                                                                       Year
                                                                      Ended
                                                               October 31, 2002(d)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   9.36
                                                                     --------
Income/loss from investment operations
Net investment income (loss)                                             (.06)
Net realized and unrealized gain (loss) on investment
   transactions                                                          (.09)
                                                                     --------
   Total from investment operations                                      (.15)
                                                                     --------
Less distributions
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                     --------
Net asset value, end of period                                       $   9.21
                                                                     --------
                                                                     --------
TOTAL INVESTMENT RETURN(c):                                             (1.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 19,707
Average net assets (000)                                             $ 23,299
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(e)                                                            1.32%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.07%
   Net investment income (loss)                                          (.57)%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 44%

------------------------------
(a) Commencement of offering of Class A shares.
(b) Annualized.
(c) Total investment return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(d) Calculated based on average shares outstanding during the period.
(e) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.

    34                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights Cont'd.

                                                    Class A
----------------------------------------------------------------------------------------------------------------
       Year                April 1, 2000              Year Ended March 31,            November 10, 1997(a)
       Ended                  Through           ---------------------------------           Through
October 31, 2001(d)     October 31, 2000(d)        2000(d)              1999             March 31, 1998
----------------------------------------------------------------------------------------------------------
      $  9.98                 $  9.28              $   7.44           $  10.95              $  10.00
     --------                --------           --------------     --------------         ----------
         (.08)                   (.06)                 (.01)               .03                   .02
         (.54)                    .76                  1.85              (3.41)                  .94
     --------                --------           --------------     --------------         ----------
         (.62)                    .70                  1.84              (3.38)                  .96
     --------                --------           --------------     --------------         ----------
           --                      --                    --                 --                  (.01)
           --                      --                    --               (.13)                   --
     --------                --------           --------------     --------------         ----------
      $  9.36                 $  9.98              $   9.28           $   7.44              $  10.95
     --------                --------           --------------     --------------         ----------
     --------                --------           --------------     --------------         ----------
        (6.21)%                  7.54%                24.73%            (31.00)%                9.60%
      $20,662                 $24,749              $ 26,741           $ 46,736              $115,621
      $22,881                 $25,180              $ 38,047           $ 82,332              $106,453
         1.50%                   1.70%(b)              1.45%              1.26%                 1.22%(b)
         1.25%                   1.45%(b)              1.20%              1.01%                  .97%(b)
         (.81)%                 (1.07)%(b)             (.07)%              .16%                  .47%(b)
           75%                     87%                   66%               106%                   39%

    See Notes to Financial Statements                                     35

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B
                                                               --------------------
                                                                       Year
                                                                      Ended
                                                               October 31, 2002(d)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   9.08
                                                                     --------
Income/loss from investment operations
Net investment loss                                                      (.13)
Net realized and unrealized gain (loss) on investment
   transactions                                                          (.08)
                                                                     --------
   Total from investment operations                                      (.21)
                                                                     --------
Less distributions
Distributions from net realized gains                                      --
                                                                     --------
Net asset value, end of period                                       $   8.87
                                                                     --------
                                                                     --------
TOTAL INVESTMENT RETURN(c):                                             (2.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 47,215
Average net assets (000)                                             $ 56,876
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               2.07%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.07%
   Net investment loss                                                  (1.32)%

------------------------------
(a) Commencement of offering of Class B shares.
(b) Annualized.
(c) Total investment return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(d) Calculated based on average shares outstanding during the period.

    36                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights Cont'd.

                                                    Class B
----------------------------------------------------------------------------------------------------------------
       Year                April 1, 2000              Year Ended March 31,            November 10, 1997(a)
       Ended                  Through           ---------------------------------           Through
October 31, 2001(d)     October 31, 2000(d)        2000(d)              1999             March 31, 1998
----------------------------------------------------------------------------------------------------------
      $  9.77                 $  9.12              $   7.37           $  10.93              $  10.00
     --------                --------           --------------     --------------         ----------
         (.15)                   (.10)                 (.07)              (.06)                 (.01)
         (.54)                    .75                  1.82              (3.37)                  .94
     --------                --------           --------------     --------------         ----------
         (.69)                    .65                  1.75              (3.43)                  .93
     --------                --------           --------------     --------------         ----------
           --                      --                    --               (.13)                   --
     --------                --------           --------------     --------------         ----------
      $  9.08                 $  9.77              $   9.12           $   7.37              $  10.93
     --------                --------           --------------     --------------         ----------
     --------                --------           --------------     --------------         ----------
        (7.06)%                  7.13%                23.91%            (31.61)%                9.31%
      $52,736                 $63,340              $ 69,023           $102,094              $196,671
      $59,654                 $64,967              $ 89,474           $158,085              $170,484
         2.25%                   2.45%(b)              2.20%              2.01%                 1.97%(b)
         1.25%                   1.45%(b)              1.20%              1.01%                  .97%(b)
        (1.56)%                 (1.82)%(b)             (.82)%             (.58)%                (.29)%(b)

    See Notes to Financial Statements                                     37

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                               --------------------
                                                                       Year
                                                                      Ended
                                                               October 31, 2002(d)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 9.08
                                                                     -------
Income/loss from investment operations
Net investment loss                                                     (.13)
Net realized and unrealized gain (loss) on investment
   transactions                                                         (.08)
                                                                     -------
   Total from investment operations                                     (.21)
                                                                     -------
Less distributions
Distributions from net realized gains                                     --
                                                                     -------
Net asset value, end of period                                        $ 8.87
                                                                     -------
                                                                     -------
TOTAL INVESTMENT RETURN(c):                                            (2.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $7,355
Average net assets (000)                                              $8,066
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.07%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.07%
   Net investment loss                                                 (1.32)%

------------------------------
(a) Commencement of offering of Class C shares.
(b) Annualized.
(c) Total investment return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(d) Calculated based on average shares outstanding during the period.

    38                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights Cont'd.

                                                    Class C
----------------------------------------------------------------------------------------------------------------
       Year                April 1, 2000              Year Ended March 31,            November 10, 1997(a)
       Ended                  Through           ---------------------------------           Through
October 31, 2001(d)     October 31, 2000(d)        2000(d)              1999             March 31, 1998
----------------------------------------------------------------------------------------------------------
      $  9.77                 $  9.12              $   7.37           $  10.93              $  10.00
      -------                 -------           --------------     --------------           --------
         (.15)                   (.10)                 (.07)              (.08)                 (.01)
         (.54)                    .75                  1.82              (3.35)                  .94
      -------                 -------           --------------     --------------           --------
         (.69)                    .65                  1.75              (3.43)                  .93
      -------                 -------           --------------     --------------           --------
           --                      --                    --               (.13)                   --
      -------                 -------           --------------     --------------           --------
      $  9.08                 $  9.77              $   9.12           $   7.37              $  10.93
      -------                 -------           --------------     --------------           --------
      -------                 -------           --------------     --------------           --------
        (7.06)%                  7.13%                23.91%            (31.61)%                9.31%
      $ 6,819                 $ 7,800              $  8,056           $ 14,951              $ 36,628
      $ 7,514                 $ 7,694              $ 11,845           $ 27,182              $ 34,000
         2.25%                   2.45%(b)              2.20%              2.01%                 1.97%(b)
         1.25%                   1.45%(b)              1.20%              1.01%                  .97%(b)
        (1.56)%                 (1.82)%(b)             (.82)%             (.59)%                (.29)%(b)

    See Notes to Financial Statements                                     39

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z
                                                               --------------------
                                                                       Year
                                                                      Ended
                                                               October 31, 2002(d)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 9.44
                                                                     -------
Income/loss from investment operations
Net investment income (loss)                                            (.03)
 Net realized and unrealized gain (loss) on investment
 transactions                                                           (.09)
                                                                     -------
   Total from investment operations                                     (.12)
                                                                     -------
Less distributions
Distributions in excess of net investment income                          --
Distributions from net realized gains                                     --
                                                                     -------
Net asset value, end of period                                        $ 9.32
                                                                     -------
                                                                     -------
TOTAL INVESTMENT RETURN(c):                                            (1.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $1,679
Average net assets (000)                                              $2,078
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.07%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.07%
   Net investment income (loss)                                         (.32)%

------------------------------
(a) Commencement of offering of Class Z shares.
(b) Annualized.
(c) Total investment return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(d) Calculated based on average shares outstanding during the period.

    40                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights Cont'd.

                                                    Class Z
----------------------------------------------------------------------------------------------------------------
       Year                April 1, 2000              Year Ended March 31,            November 10, 1997(a)
       Ended                  Through           ---------------------------------           Through
October 31, 2001(d)     October 31, 2000(d)        2000(d)              1999             March 31, 1998
----------------------------------------------------------------------------------------------------------
      $ 10.05                 $  9.33               $ 7.46             $10.96               $  10.00
      -------                 -------              -------            -------               --------
         (.06)                   (.05)                (.02)               .05                    .02
         (.55)                    .77                 1.89              (3.42)                   .95
      -------                 -------              -------            -------               --------
         (.61)                    .72                 1.87              (3.37)                   .97
      -------                 -------              -------            -------               --------
           --                      --                   --                 --                   (.01)
           --                      --                   --               (.13)                    --
      -------                 -------              -------            -------               --------
      $  9.44                 $ 10.05               $ 9.33             $ 7.46               $  10.96
      -------                 -------              -------            -------               --------
      -------                 -------              -------            -------               --------
        (6.07)%                  7.72%               25.07%            (30.88)%                 9.74%
      $ 1.667                 $ 1,148               $  872             $4,121               $  4,039
      $ 1,686                 $   855               $1,847             $5,315               $  2,709
         1.25%                   1.45%(b)             1.20%              1.01%                   .97%(b)
         1.25%                   1.45%(b)             1.20%              1.01%                   .97%(b)
         (.56)%                  (.83)%(b)             .22%               .43%                   .51%(b)

    See Notes to Financial Statements                                     41

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential Tax-Managed Small-Cap Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Tax-Managed Small-Cap Fund, Inc. (the 'Fund') at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 19, 2002

                                                        ANNUAL REPORT
                                                        OCTOBER 31, 2002
            PRUDENTIAL
            TAX-MANAGED SMALL-CAP FUND, INC.
--------------------------------------------------------------------------------
                                                        MANAGEMENT OF
                                                        THE FUND

Prudential Tax-Managed Small-Cap Fund, Inc.
                                  www.prudential.com  (800) 225-1852

             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund (as defined in the 1940 Act), are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Saul K. Fenster, Ph.D. (69)     Director        Since 2000    Currently President Emeritus         79        Member (since 2000),
                                                              of New Jersey Institute of                     Board of Directors of
                                                              Technology; formerly President                 IDT Corporation.
                                                              (1978-2002) of New Jersey
                                                              Institute of Technology;
                                                              Commissioner (1998-2002) of
                                                              the Middle States Association,
                                                              Commission on Higher
                                                              Education; Commissioner
                                                              (1985-2002) of the New Jersey
                                                              Commission on Science and
                                                              Technology; Director (since
                                                              1998) of Society of
                                                              Manufacturing Engineering
                                                              Education Foundation, formerly
                                                              a director or trustee of
                                                              Liberty Science Center, the
                                                              Research and Development
                                                              Council of New Jersey, New
                                                              Jersey State Chamber of
                                                              Commerce, and National Action
                                                              Council for Minorities in
                                                              Engineering.

Delayne Dedrick Gold (64)       Director        Since 1997    Marketing Consultant.                89

Douglas H. McCorkindale (63)    Director        Since 1997    Chairman (since February             75        Director of Continental
                                                              2001), Chief Executive Officer                 Airlines, Inc.;
                                                              (since June 2000) and                          Director (since May
                                                              President (since September                     2001) of Lockheed
                                                              1997) of Gannett Co. Inc.                      Martin Corp. (aerospace
                                                              (publishing and media);                        and defense); Director
                                                              formerly Vice Chairman (March                  of The High Yield Plus
                                                              1984-May 2000) of Gannett Co.                  Fund, Inc. (since
                                                              Inc.                                           1996).

    44                                                                    45

Prudential Tax-Managed Small-Cap Fund, Inc.
                                  www.prudential.com  (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
W. Scott McDonald, Jr. (65)     Director        Since 2000    Vice President (since 1997) of       79
                                                              Kaludis Consulting Group,
                                                              Inc., (company serving higher
                                                              education); formerly principal
                                                              (1995-1997) of Scott McDonald
                                                              & Associates; Chief Operating
                                                              Officer (1991-1995) of
                                                              Fairleigh Dickinson
                                                              University, Executive Vice
                                                              President and Chief Operating
                                                              Officer (1975-1991) of Drew
                                                              University; Interim President
                                                              (1988-1990), Drew University;
                                                              and a former director of
                                                              School, College and University
                                                              Underwriters Ltd.

Thomas T. Mooney (61)           Director        Since 1997    President of Greater Rochester       95        Director, President and
                                                              Metro Chamber of Commerce;                     Treasurer (since 1986)
                                                              formerly Rochester City                        of First Financial
                                                              Manager; formerly Deputy                       Fund, Inc. and Director
                                                              Monroe County Executive;                       (since 1988) of The
                                                              Trustee of Center for                          High Yield Plus Fund,
                                                              Governmental Research, Inc.;                   Inc.
                                                              Director of Blue Cross of
                                                              Rochester; Monroe County Water
                                                              Authority and Executive
                                                              Service Corps of Rochester.

Stephen P. Munn (60)            Director        Since 1997    Formerly Chief Executive             73        Chairman of the Board
                                                              Officer (1988-2001) and                        (since January 1994)
                                                              President of Carlisle                          and Director (since
                                                              Companies Incorporated.                        1988) of Carlisle
                                                                                                             Companies Incorporated
                                                                                                             (manufacturer of
                                                                                                             industrial products);
                                                                                                             Director of Gannett Co.
                                                                                                             Inc. (publishing and
                                                                                                             media).

Richard A. Redeker (59)         Director        Since 1997    Formerly Management Consultant       73
                                                              of Invesmart, Inc. (August
                                                              2001-October 2001); formerly
                                                              employee of Prudential
                                                              Investments (October
                                                              1996-December 1998).

Robin B. Smith (63)             Director        Since 1997    Chairman and Chief Executive         69        Director of BellSouth
                                                              Officer (since August 1996) of                 Corporation (since
                                                              Publishers Clearing House                      1992) and Kmart
                                                              (direct marketing); formerly                   Corporation (retail)
                                                              President and Chief Executive                  (since 1996).
                                                              Officer (January 1988-August
                                                              1996) of Publishers Clearing
                                                              House.

    46                                                                    47

Prudential Tax-Managed Small-Cap Fund, Inc.
                                  www.prudential.com  (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Louis A. Weil, III (61)         Director        Since 1997    Formerly Chairman (January           73
                                                              1999-July 2000), President and
                                                              Chief Executive Officer
                                                              (January 1996-July 2000) and
                                                              Director (since September
                                                              1991) of Central Newspapers,
                                                              Inc.; formerly Chairman of the
                                                              Board (January 1996-July
                                                              2000), Publisher and Chief
                                                              Executive Officer (August
                                                              1991-December 1995) of Phoenix
                                                              Newspapers, Inc.

Clay T. Whitehead (64)          Director        Since 1997    President (since 1983) of            91        Director (since 2000)
P.O. Box 8090                                                 National Exchange Inc. (new                    of First Financial
McLean, VA 22106-8090                                         business development firm).                    Fund, Inc. and Director
                                                                                                             (since 2000) of The
                                                                                                             High Yield Plus Fund,
                                                                                                             Inc.

       Interested Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (55)           Vice            Since 1997    Executive Vice President and         112       Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Director                  (since June 1999) of                           1989) of The Asia
                                                              Prudential Investments LLC;                    Pacific Fund, Inc.
                                                              Executive Vice President and
                                                              Treasurer (since January 1996)
                                                              of PI; President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996),
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-September
                                                              1996) of Prudential Mutual
                                                              Fund Management, Inc. (PMF);
                                                              Vice President and Director
                                                              (since May 1992) of
                                                              Nicholas-Applegate Fund, Inc.

    48                                                                    49

Prudential Tax-Managed Small-Cap Fund, Inc.
                                  www.prudential.com  (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     President       Since 1999    President, Chief Executive           115
                                and Director                  Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (54)              Vice            Since 2000    Executive Vice President             111
                                President                     (since 1999) of PI; formerly
                                and Director                  various positions to Senior
                                                              Vice President (1992-1999),
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute;
                                                              Member of the Prudential
                                                              Securities Operating Council
                                                              and a Member of the Board of
                                                              Directors for the National
                                                              Association for Variable
                                                              Annuities.

      Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

       Officers

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Fund          of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       Since 1997    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PI and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Maria G. Master (32)            Secretary       Since 2002    Vice President and Corporate
                                                              Counsel (since August 2001) of
                                                              Prudential; formerly
                                                              Financial/Economic Analyst
                                                              with the Federal Reserve Bank
                                                              of New York (April 1999-July
                                                              2001), Associate Attorney of
                                                              Swidler Berlin Shereff
                                                              Friedman LLP (March 1997-April
                                                              1999) and Associate Attorney
                                                              of Riker, Danzig, Scherer,
                                                              Hyland & Perretti LLP (August
                                                              1995-March 1997).

    50                                                                    51

Prudential Tax-Managed Small-Cap Fund, Inc.
                                  www.prudential.com  (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Fund          of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       Since 2002    Vice President and Chief Legal
                                Secretary                     Officer-Mutual Funds and Unit
                                                              Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General Counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Anti-Money      Since 2002    Vice President, Prudential
                                Laundering                    (since November 1998; First
                                Compliance                    Vice President of Prudential
                                Officer                       Securities (March 1997-May
                                                              1998).

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Adviser (Prudential Investment
      Management, Inc.) or the Distributor (Prudential Investment Management Services
      LLC).

   ** Unless otherwise noted, the address of the Directors and officers is c/o
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.

  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or
      Officer.

 **** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    52                                                                    53

Prudential Tax Managed Small-Cap Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-- sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                                  www.prudential.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential Tax Managed Small-Cap Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
     Prudential Stock Index Fund
Prudential Tax-Managed Funds
     Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
     Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
     Prudential Financial Services Fund
     Prudential Health Sciences Fund
     Prudential Technology Fund
     Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
     Prudential Global Growth Fund
     Prudential International Value Fund
     Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
     Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
     California Series
     California Income Series
Prudential Municipal Bond Fund
     High Income Series
     Insured Series
                                  www.prudential.com  (800) 225-1852


Prudential Municipal Series Fund
     Florida Series
     New Jersey Series
     New York Series
     Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
     Liquid Assets Fund
     National Money Market Fund
Prudential Government Securities Trust
     Money Market Series
     U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
     Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
     California Money Market Series
Prudential Municipal Series Fund
     New Jersey Money Market Series
     New York Money Market Series

Tax-Free Money Market Funds
COMMAND Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
Special Money Market Fund, Inc.*
     Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
   Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
     Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
** Not exchangeable with Prudential mutual funds.

Prudential Tax-Managed Small-Cap Fund, Inc.

Class A     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02
                         One Year     Since Inception
With Sales Charge        -6.52%           -2.33%
Without Sales Charge     -1.60%           -1.32%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential Tax-Managed Small-Cap Fund, Inc. (Class A shares) with a similar investment in the Standard & Poor's SmallCap 600 Stock Price Index (S&P SmallCap 600 Index) by portraying the initial account values at the commencement of operations of Class A shares (November 10, 1997) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P SmallCap 600 Index is an unmanaged, market capitalization-weighted index comprising 600 domestic stocks chosen for market size, liquidity, and industry group representation. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P SmallCap 600 Index may differ substantially from the securities in the Fund. The S&P SmallCap 600 Index is not the only index that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                                  www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02
                      One Year     Since Inception
With Sales Charge      -7.20%          -2.27%
Without Sales Charge   -2.31%          -2.07%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential Tax-Managed Small-Cap Fund, Inc. (Class B shares) with a similar investment in the S&P SmallCap 600 Index by portraying the initial account values at the commencement of operations of Class B shares (November 10, 1997) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on October 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P SmallCap 600 Index is an unmanaged, market capitalization-weighted index comprising 600 domestic stocks chosen for market size, liquidity, and industry group representation. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P SmallCap 600 Index may differ substantially from the securities in the Fund. The S&P SmallCap 600 Index is not the only index that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential Tax-Managed Small-Cap Fund, Inc.

Class C     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02
                        One Year     Since Inception
With Sales Charge        -4.26%         -2.27%
Without Sales Charge     -2.31%         -2.07%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential Tax-Managed Small-Cap Fund, Inc. (Class C shares) with a similar investment in the S&P SmallCap 600 Index by portraying the initial account values at the commencement of operations of Class C shares (November 10, 1997) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on October 31, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P SmallCap 600 Index is an unmanaged, market capitalization-weighted index comprising 600 domestic stocks chosen for market size, liquidity, and industry group representation. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P SmallCap 600 Index may differ substantially from the securities in the Fund. The S&P SmallCap 600 Index is not the only index that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                                  www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02
     One Year     Since Inception
      -1.27%         -1.08%


Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential Tax-Managed Small-Cap Fund, Inc. (Class Z shares) with a similar investment in the S&P SmallCap 600 Index by portraying the initial account values at the commencement of operations of Class Z shares (November 10, 1997) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P SmallCap 600 Index is an unmanaged, market capitalization-weighted index comprising 600 domestic stocks chosen for market size, liquidity, and industry group representation. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P SmallCap 600 Index may differ substantially from the securities in the Fund. The S&P SmallCap 600 Index is not the only index that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols     Nasdaq     CUSIP
Class A          PQVAX     74437J106
Class B          PQVBX     74437J205
Class C          PQVCX     74437J304
Class Z          PSQZX     74437J403

MF176E     IFS-A076307